UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 19, 2004


                               PTEK HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)




        Georgia                   000-27778               59-3074176
     _______________             ___________             ___________
     (State or Other             (Commission            (IRS Employer
     Jurisdiction of             File Number)         Identification No.)
     Incorporation)



              3399 Peachtree Rd., NE, Suite 700, Atlanta, GA 30326
          ____________________________________________________________
         (Addresses of Principal Executive Offices, including Zip Code)



                                 (404) 262-8400
               __________________________________________________
              (Registrant's Telephone Number, including Area Code)

Item 12.   Results of Operation and Financial Condition.
           _____________________________________________


     On February 19, 2004, PTEK Holdings, Inc. issued a press release reporting on its financial results for the quarter and fiscal year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                    EXHIBITS
                                    ________



 Exhibit No.        Description
_____________       ____________________________________________________________

    99.1 Press Release, dated February 19, 2004, with respect to the Registrant's financial results for the three months and fiscal year ended December 31, 2003.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PTEK HOLDINGS, INC.


                                           /s/ William E. Franklin
                                           _____________________________________
                                           William E. Franklin
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (principal financial and accounting
                                           officer)

Date:  February 19, 2004

                                INDEX TO EXHIBITS
                                _________________



 Exhibit No.        Description
_____________       ____________________________________________________________

    99.1 Press Release, dated February 19, 2004, with respect to the Registrant's financial results for the three months and fiscal year ended December 31, 2003.